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                                                                  EXHIBIT 10.723
                          DEBENTURE PURCHASE AGREEMENT

    DEBENTURE PURCHASE AGREEMENT dated as of June 22, 1990 by and between CHIRON CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Seller"), and CIBA-GEIGY, LIMITED, a corporation organized and existing under the laws of Switzerland ("Purchaser").

                                  WITNESSETH:

    WHEREAS, Seller has filed a Registration Statement on Form S-3 (File No. 33-34918) with the Securities and Exchange Commission to register $121,500,000 aggregate principal amount of convertible subordinated debentures due 2015 (as amended at the time it becomes effective, including any information deemed to be a part thereof pursuant to Rule 430A, the "Registration Statement");

    WHEREAS, Seller has entered into an Underwriting Agreement of even date herewith (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Robertson, Stephens & Company and Montgomery Securities (collectively, the "Underwriters") providing for an underwritten public offering of $100,000,000 aggregate principal amount of convertible subordinated debentures due 2015 ($115,000,000 if the Underwriters' overallotment option is exercised in full); and

    WHEREAS, Purchaser wishes to purchase, and Seller wishes to sell, $6,500,000 aggregate principal amount of debentures covered by the Registration Statement (the "Debentures"), subject to the terms and conditions set forth below.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

                             I.  SALE OF DEBENTURES

    1.1  DEBENTURES TO  BE SOLD.   Subject to the terms  and conditions of  this
Agreement, at the Closing (as hereinafter defined), Seller will sell, issue and deliver the Debentures to Purchaser.

    1.2 CONSIDERATION. Subject to the terms and conditions of this Agreement, at the Closing Purchaser will deliver to Seller the aggregate purchase price for the Debentures of $6,500,000 (the "Purchase Price") which price represents 100% of the price at which the debentures to be sold concurrently by the Seller to the Underwriters pursuant to the Underwriting Agreement will be sold to the public. The Purchase Price will be paid by wire transfer to an account designated by Seller.

    1.3 CLOSING. The Closing of the transactions contemplated by this Agreement (the "Closing") will be contingent upon and will take place at the same time and the same place as the closing referred to in Section III of the Underwriting Agreement. At the Closing:

    (a) Purchaser shall deliver to Seller the following:

        (i) the Purchase Price; and

        (ii) the certificate(s) described in Paragraph 6.4.

    (b) Seller shall deliver to Purchaser the following:

        (i) a debenture certificate representing the Debentures;

        (ii) a copy of the prospectus in the form first used to confirm sales of the debentures by the Underwriters (the "Prospectus");

       (iii) the certificates described in Paragraph 5.4;

       (iv) the opinions of counsel described in Paragraph 5.5; and

        (v) the accountant's comfort letter described in Paragraph 5.6.
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                II.  REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents, covenants and warrants to Seller as follows:

    2.1 AUTHORIZATION. Purchaser has taken all action required by law to authorize the execution and delivery of this Agreement and the transactions contemplated hereby. Upon execution, this Agreement is a valid and binding obligation of Purchaser enforceable in accordance with its terms, except that
(i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedies of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

    2.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt obligation pursuant to, any agreement or commitment to which Purchaser is a party or by which Purchaser is bound.

    2.3 INFORMATION. Purchaser acknowledges that Purchaser (i) received a copy of Seller's prospectus (subject to completion) issued May 16, 1990, and (ii) has had the opportunity to obtain any additional information necessary to verify the information received. Purchaser understands the speculative nature of the Debentures and the financial risks with respect thereto.

    2.4 LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best of Purchaser's knowledge, threatened against Purchaser, that questions or challenges the validity of this Agreement.

    2.5 CONSENTS AND GOVERNMENTAL APPROVALS. No consent, approval, or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with Purchaser's execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

    2.6 INVESTMENT INTENT. Purchaser is acquiring the Debentures for its own account for investment and not with a present view to, or for sale in connection with, any distribution of the Debentures or of the Common Stock issuable upon conversion thereof.

                 III.  REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents, covenants and warrants to Purchaser as follows:

    3.1 AUTHORIZATION. Seller has taken all action required by law to authorize the execution and delivery of this Agreement and consummation of the transactions contemplated hereby. Upon execution, this Agreement will be a valid and binding obligation of Seller enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedies of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding may be brought.

    3.2 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate or conflict with, or constitute a default under, or cause the acceleration of the maturity of any debt obligation pursuant to, any agreement or commitment to which Seller is a party or by which Seller is bound.

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    3.3   DEBENTURES.   Upon issuance  the Debentures  will be  entitled to  the
benefits of the Indenture dated as of July 2, 1990 between Seller and Manufacturers Hanover Trust Company of California. Except for this Agreement, there are no outstanding options, rights, or agreements of any kind relating to the issuance, sale or transfer of the Debentures.

    3.4 LITIGATION. There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best of Seller's knowledge, threatened against Seller that questions or challenges the validity of this Agreement.

    3.5 CONSENTS AND GOVERNMENTAL APPROVALS. No consent, approval, or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with Seller's execution and delivery of this Agreement and consummation of the transactions contemplated hereby.

                                 IV.  COVENANTS

    4.1 COVENANTS OF PURCHASER. Purchaser hereby covenants and agrees with Seller that it will use its best efforts to insure that the conditions set forth in Article VI hereof are satisfied prior to the Closing insofar as such matters are within Purchaser's control.

    4.2 COVENANTS OF SELLER. Seller hereby covenants and agrees with Purchaser that (i) it will use its best efforts to insure that the conditions set forth in
Article V hereof are satisfied insofar as such matters are within Seller's control, and (ii) after the Closing, Seller shall from time to time, at the request of Purchaser, execute and deliver such other instruments and documents and take such other actions as Purchaser may reasonably request to more effectively consummate the transactions contemplated by this Agreement.

                   V.  CONDITIONS TO PURCHASER'S OBLIGATIONS

    Each and every obligation of Purchaser under this Agreement on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by Purchaser:

    5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller contained herein shall be true and accurate in all material respects at and as of the date when made and at and as of the Closing as though such representations and warranties were made at and as of such date.

    5.2   PERFORMANCE.   Seller  shall  have  performed and  complied  with  all
agreements, obligations and conditions required by this Agreement to be performed or complied with on or prior to the Closing.

    5.3 PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry, appeal or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened that questions the validity or legality of the transactions contemplated hereby.

    5.4 CERTIFICATES. Seller shall have furnished Purchaser with such certificates of officers of Seller dated the Closing date (i) evidencing compliance with the conditions set forth in this Article V as may be reasonably requested by Purchaser, and (ii) stating that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Securities and Exchange Commission, and that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the

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condition, financial or otherwise, or  in the earnings, business or  operations, of the Seller and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus, as amended or supplemented.

    The officer signing and delivering such certificates may rely upon the best of his knowledge as to proceedings threatened.

    5.5  OPINIONS OF COUNSEL.

    (a) Seller shall have furnished Purchaser with an opinion of Brobeck, Phleger & Harrison dated the date of the Closing to the effect set forth in
Section IV(b) (i)-(vii) and (x)-(xiv) of the Underwriting Agreement. In addition, such opinion will state:

        (i) that this Agreement has been duly authorized, executed and delivered by Seller and is a valid and binding agreement of Seller; and

        (ii) that the execution and delivery by Seller of, and the performance of its obligations under, this Agreement, the Debentures and the Indenture will not contravene any provision of applicable law or the certificate of incorporation or by-laws of Seller, or, to the best knowledge of such counsel, any material agreement or other instrument binding upon Seller or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Seller or any of its property or any of its subsidiaries or any of their property, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by Seller of its obligations under this Agreement, the Debentures and the Indenture, except such as are specified and have been obtained.

    (b) Seller shall have furnished Purchaser with an opinion of Robert Blackburn, Esq., counsel to the Company, and an opinion of Jane L. Stratton, Esq., counsel to the Company, each dated the date of Closing, to the effect set forth in Section IV(d) and Section IV(e), respectively, of the Underwriting Agreement.

    5.6 COMFORT LETTER. Seller shall have furnished Purchaser with a letter dated the date of Closing from Ernst & Young, independent public accountants, containing the same statements and information with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus as are contained in the letter delivered by Ernst & Young to the Underwriters pursuant to Section IV(f) of the Underwriting Agreement.

                    VI.  CONDITIONS TO SELLER'S OBLIGATIONS

    Each and every obligation of Seller under this Agreement on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by Seller:

    6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained herein shall be true and accurate in all material respects at and as of the date when made at and as of the Closing as though such representations and warranties were made at and as of such date.

    6.2   PERFORMANCE.   Purchaser  shall have  performed and  complied with all
agreements, obligations and conditions required by this Agreement to be performed or complied with on or prior to the Closing.

    6.3 PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry, appeal or other proceeding by any governmental body or other person or legal or administrative proceedings shall have been instituted or threatened that questions the validity or legality of the transactions contemplated hereby.

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    6.4   CERTIFICATES.    Purchaser  shall  have  furnished  Seller  with  such
certificates of officers of Purchaser dated the Closing date evidencing compliance with the conditions set forth in this Article VI as may be reasonably requested by Seller.

                                 VII.  HOLDBACK

    7.1 RESTRICTIONS ON PUBLIC SALE BY THE PURCHASER. In connection with any public offering by Seller of its securities, Purchaser agrees not to effect any public sale of the Debentures or shares of Common Stock issued upon conversion of the Debentures during the ten (10) business days prior to, and during the 90-day period beginning on (i) the effective date of the registration statement filed in connection with such public offering, or (ii) if applicable, the commencement of public distribution of the securities of Seller pursuant to such registration statement, whichever is later, if and to the extent requested by Seller in the case of a nonunderwritten public offering or if and to the extent requested by Seller's underwriter in the case of an underwritten public offering.

                              VIII.  MISCELLANEOUS

    8.1 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. This Agreement may be amended, modified and supplemented only by the written agreement of Purchaser and Seller.

    8.2 WAIVER OF COMPLIANCE. Any failure of Purchaser on the one hand, or Seller, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by Seller or Purchaser, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

    8.3 NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand, (ii) sent by certified or registered mail, return receipt requested, with postage prepaid, or (iii) transmitted by telefax:

            (a) If to Purchaser, to:
              CIBA-GEIGY, Limited
              CH 4002
              Basel, Switzerland
              Attn: Head of Pharma Division
              Telefax: 41-61-696-7487
              with a copy to:
              CIBA-GEIGY, Limited
              Legal Department
              Pharma Counsel CH 4002
              Basel, Switzerland
              Telefax: 41-61-696-5419

or to such other person or address as Purchaser shall furnish to Seller in writing.

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            (b) If to Seller, to:
              Chiron Corporation
              4560 Horton Street
              Emeryville, CA 94608
              Attn: Chief Financial Officer
              Telefax: (415) 655-3282
              with a copy to:
              William G. Green, Esq.
              Brobeck, Phleger & Harrison
              One Market Plaza, Spear Street Tower
              San Francisco, CA 94105
              Telefax: (415) 442-1010

or to such other person or address as Seller shall furnish to Purchaser in writing.

    8.4 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party.

    8.5 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

    8.6   COUNTERPARTS.    This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    8.7   HEADINGS.    The headings  of  the  articles and  paragraphs  of  this
Agreement are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Agreement.

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          Purchaser:
                                          CIBA-GEIGY, LIMITED

                                          By /s/ F. R. BOCHUD

                                             -----------------------------------
                                             Name: Dr. F. Bochud
                                             Title: DEPUTY DIRECTOR

                                          By /s/ H. GUT

                                             -----------------------------------
                                             Name: Dr. H. Gut
                                             Title: VICE DIRECTOR

                                          Seller:
                                          CHIRON CORPORATION

                                          By

                                             -----------------------------------
                                             Name:
                                             Title:

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          Purchaser:
                                          CIBA-GEIGY, LIMITED

                                          By

                                             -----------------------------------
                                             Name:
                                             Title:

                                          By

                                             -----------------------------------
                                             Name:
                                             Title:

                                          Seller:
                                          CHIRON CORPORATION

                                          By /s/ DENNIS L. WINGER

                                             -----------------------------------
                                             Name: Dennis L. Winger
                                             Title: VICE PRESIDENT, FINANCE AND
                                             ADMINISTRATION

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    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          Purchaser:
                                          CIBA-GEIGY, LIMITED

                                          By /s/ F. R. BOCHUD

                                             -----------------------------------
                                             Name: Dr. F. Bochud
                                             Title: DEPUTY DIRECTOR

                                          By /s/ H. GUT

                                             -----------------------------------
                                             Name: Dr. H. Gut
                                             Title: VICE DIRECTOR

                                          Seller:
                                          CHIRON CORPORATION

                                          By

                                             -----------------------------------
                                             Name:
                                             Title:

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